STOCK ACQUISITION AGREEMENT
                                      AMONG
                       MRS. FIELDS' HOLDING COMPANY, INC.,

                               PRETZEL TIME, INC.,

                                       AND
                               MARTIN E. LISIEWSKI



                              September 2, 1997

                                TABLE OF CONTENTS

                                                                            Page

1.       Definitions.......................................................  1

         "Adverse Consequences"............................................  1
         "Affiliate".......................................................  1
         "Affiliated Group"................................................  1
         "Basis"...........................................................  2
         "Closing".........................................................  2
         "Closing Date"....................................................  2
         "Code"............................................................  2
         "Company".........................................................  2
         "Company Share"...................................................  2
         "Controlled Group of Corporations"................................  2
         "Deferred Intercompany Transaction"...............................  2
         "Disclosure Schedule".............................................  2
         "Employee Benefit Plan"...........................................  2
         "Employee Pension Benefit Plan"...................................  2
         "Employee Welfare Benefit Plan"...................................  2
         "Environmental, Health, and Safety Laws"..........................  2
         "ERISA"...........................................................  3
         "Excess Loss Account".............................................  3
         "Extremely Hazardous Substance"...................................  3
         "Fiduciary".......................................................  3
         "Fields"..........................................................  3
         "Financial Statement".............................................  3
         "Franchise Agreements"............................................  3
         "GAAP"............................................................  3
         "Intellectual Property"...........................................  3
         "Knowledge".......................................................  4
         "Liability".......................................................  4
         "MFOC"............................................................  4
         "Most Recent Balance Sheet".......................................  4
         "Most Recent Financial Statements"................................  4
         "Most Recent Fiscal Month End"....................................  4
         "Most Recent Fiscal Year End".....................................  4
         "Multiemployer Plan"..............................................  4
         "Ordinary Course of Business".....................................  4
         "Parties".........................................................  4
         "PBGC"............................................................  4
         "Person"..........................................................  4
         "Preferred Shares"................................................  5
         "Principal Shareholder"...........................................  5
         "Prohibited Transaction"..........................................  5
         "Purchase Proceeds"...............................................  5
         "Related Transactions"............................................  5
         "Related Transactions Documents"..................................  5
         "Reportable Event"................................................  5
         "Shares"..........................................................  5
         "Securities Act"..................................................  5
         "Security Interest"...............................................  5
         "Subsidiary"......................................................  5
         "Tax".............................................................  5
         "Tax Return"......................................................  6
         "Third Party Claim"...............................................  6

2.       Transaction Terms.................................................  6

         (a)      Purchase of Shares.......................................  6
         (b)      The Closing..............................................  6

3.       Representations and Warranties of the Principal Shareholder.......  6

         (a)      Authorization of Transaction.............................  6
         (b)      Principal Shareholders Company Shares....................  7
         (c)      Noncontravention.........................................  7
         (d)      Brokers' Fees............................................  7
         (e)      Information Accurate and Complete........................  7

4.       Representations and Warranties of Fields..........................  7

         (a)      Organization of Fields...................................  8
         (b)      Authorization of Transaction.............................  8
         (c)      Noncontravention.........................................  8
         (d)      Investment...............................................  8
         (e)      Broker's Fees............................................  8
         (f)      Information Accurate and Complete........................  8

5.Representations and Warranties Concerning the Company and Its Subsidiaries 8

         (a)      Organization, Qualification, and Corporate Power.........  9
         (b)      Capitalization...........................................  9
         (c)      The Shares............................................... 10
         (d)      Noncontravention......................................... 10
         (e)      Brokers' Fees............................................ 11
         (f)      Title to Assets.......................................... 11
         (g)      Subsidiaries............................................. 11
         (h)      Financial Statements..................................... 12
         (i)      Events Subsequent to Most Recent Fiscal Year End......... 12
         (j)      Undisclosed Liabilities.................................. 15
         (k)      Legal Compliance......................................... 15
         (l)      Tax Matters.............................................. 16
         (m)      Real Property............................................ 18
         (n)      Intellectual Property.................................... 21
         (o)      Tangible Assets.......................................... 24
         (p)      Inventory; Company....................................... 24
         (q)      Contracts................................................ 24
         (r)      Franchise Agreements..................................... 26
         (s)      Notes and Accounts Receivable............................ 26
         (t)      Powers of Attorney....................................... 26
         (u)      Insurance................................................ 26
         (v)      Litigation............................................... 27
         (w)      Product Warranty......................................... 28
         (x)      Product Liability........................................ 28
         (y)      Employees................................................ 28
         (z)      Employee Benefit......................................... 29
         (aa)     Guaranties............................................... 31
         (ab)     Environment, Health, and Safety.......................... 31

6.       Pre-Closing Covenants............................................. 32

         (a)      General.................................................. 32
         (b)      Notices and Consents..................................... 32
         (c)      Operation of Business.................................... 33
         (d)      Preservation of Business................................. 33
         (e)      Full Access.............................................. 33
         (f)      Notice of Developments................................... 33
         (g)      Exclusivity.............................................. 33

7.       Further Assurances................................................ 34

8.       Conditions to Obligation to Close................................. 34

(a)  Conditions to Obligation of Fields.................................... 34
(b)  Conditions to Obligation of the Company and the Principal Shareholder. 36

9.       Remedies for Breaches of This Agreement........................... 37

         (a)      Survival of Representations and Warranties............... 37
         (b)      Indemnification Provisions for Benefit of Fields......... 37
         (c)      Matters Involving Third Parties.......................... 39
         (d)      Determination of Adverse Consequences.................... 41
         (e)      Other Indemnification Provisions......................... 41
         (f)      Rights of Offset......................................... 42
         (g)      Limitation of Rights of Offset........................... 42

10.      Termination....................................................... 42

         (a)      Termination of Agreement................................. 42
         (b)       Effect of Termination................................... 43

11.      Miscellaneous..................................................... 43

         (a)      Nature of Certain Obligations............................ 43
         (b)      Press Releases and Public Announcements.................. 43
         (c)      No Third-Party Beneficiaries............................. 43
         (d)      Entire Agreement......................................... 43
         (e)      Succession and Assignment................................ 44
         (f)      Counterparts............................................. 44
         (g)      Headings................................................. 44
         (h)      Notices.................................................. 44
         (i)      Governing Law............................................ 45
         (j)      Amendments and Waivers................................... 46
         (k)      Severability............................................. 46
         (l)      Expenses................................................. 46
         (m)      Construction............................................. 46
         (n)      Incorporation of Exhibits, Annexes, and Schedules........ 46
         (o)      Specific Performance..................................... 47
         (p)      Submission to Jurisdiction............................... 47
         (q)      Arbitration.............................................. 47

                                                      EXHIBITS

         A        List of Related Transactions and Related Transaction Documents
         B        Financial Statements of the Company
         C        Debt Reduction Schedule


                                                       ANNEXES

I Exceptions to Company's and Principal Shareholder's Representations and Warranties Concerning Transaction

II   Exceptions to Fields' Representations and Warranties Concerning Transaction


                                                      SCHEDULES

2(a) Obligations of Company to be Retired from Proceeds at Closing

5(a) Officers and Directors of Company and Subsidiaries  5(b)  Capitalization of
     Company

5(g) Subsidiaries and Subsidiary  Information 5(l)(iii) Federal, State and Local
     Tax Returns

5(l)(iv) Basis of Company and  Subsidiary in Assets;  Stockholder's  Basis;  Net
     Operating Loss, etc.; Deferred Gain or Loss 5(m)(i) Real Property Owned by the Company 5(m)(ii) Real Property Leased or Subleased by the Company, and/or Leased or Subleased to Third Parties, including Franchisees and Area Developers 5(n)(iii) Intellectual Property of the Company and Licenses Thereof

5(n)(iv) Licenses Held by the Company From Third Parties

5(q) Contracts

5(u) Insurance

5(v) Litigation

5(w) Product Warranty

5(z) Employee Benefit Plans

         01/22/98
                           STOCK ACQUISITION AGREEMENT


     This Agreement is entered into as of September ____, 1997, by and among Mrs. Fields' Holding Company, Inc. a Delaware corporation ("Fields"), Pretzel Time, Inc., a Delaware corporation (the "Company") and Martin E. Lisiewski, the principal shareholder of the Company ("Principal Shareholder"). Fields, the Company and the Principal Shareholder are referred to collectively herein as the "Parties."

     WHEREAS, the Principal Shareholder is the principal shareholder of the Company, owning forty-four (44) Company Shares, that being forty-four percent (44%) of the outstanding common stock of the Company; and

     WHEREAS, there are currently, or on the Closing Date (defined herein) there will be, fourteen (14) shares of the Company's authorized common stock held in treasury (the "Shares"); and

     WHEREAS, the Company is prepared to sell all of the Shares to Fields on the terms and conditions set forth herein; and

     WHEREAS, concurrently or in conjunction with the transaction described herein, Fields or its affiliated company are entering into a Stock Purchase Agreement with other holders of Company Shares, together with the Related Transactions described on Exhibit A hereto.

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

 .            1.       Definitions

 means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, Taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys' fees and expenses.

 has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act.

     means any affiliated group within the meaning of Code Sec. 1504 or any similar group defined under a similar provision of state, local or foreign law.

 means any past or present fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction that forms or could form the basis for any specified consequence.

 has the meaning set forth in Section 2(b) below.

 has the meaning set forth in Section 2(b) below.

 means the Internal Revenue Code of 1986, as amended.

 has the meaning set forth in the preface above.

     means any share of the Common Stock, par value $10.00 per share, of the Company.

 has the meaning set forth in Code Sec.  1563.porations"

 has the meaning set forth in Treas.  Reg. Section 1. 1502-13.

 has the meaning set forth in Section 5 below.

 means any (a) nonqualified deferred compensation or retirement plan or arrangement which is an Employee Pension Benefit Plan, (b) qualified defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan, (c) qualified defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan (including any Multiemployer Plan), or (d) Employee Welfare Benefit Plan or

 has the meaning set forth in ERISA Sec. 3(2).t Plan"

 has the meaning set forth in ERISA Sec. 3(1).t Plan"

 means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, and the Occupational Safety and Health Act of 1970, each as amended, together with all other laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof) concerning pollution or protection of the environment, public health and safety, or employee health and safety, including laws relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes into ambient air, surface water, ground water, or lands or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes.

 means the Employee Retirement Income Security Act of 1974, as amended.

 has the meaning set forth in Treas. Reg. Section 1.1502-19.

has the meaning set forth in Sec. 302 of the Emergency Planning and Community Right-to-Know Act of 1986, as amended.

 has the meaning set forth in ERISA Sec. 3(21).

 has the meaning set forth in the preface above.

 has the meaning set forth in Section 5(h) below.

 has the meaning set forth in Section 5(q) below.

 means United States generally accepted accounting principles as in effect from time to time.

 means (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (e) all computer software (including data and related documentation), (f) all other proprietary rights, and (g) all copies and tangible embodiments thereof (in whatever form or medium).

 means actual knowledge after reasonable investigation.

 means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

 means Mrs. Fields' Original Cookies, Inc.

 means the balance sheet contained within the Most Recent Financial Statements.

 has the meaning set forth in Section 5(h) below.ements"

 has the meaning set forth in Section 5(h) below.nd"

 has the meaning set forth in Section 5(h) below.d"

 has the meaning set forth in ERISA Sec. 3(37).

 means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

 has the meaning set forth in the preface above.

 means the Pension Benefit Guaranty Corporation.

 means an individual, an entity including a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

 has the meaning set forth in Section 5(b)(1)(B).

 has the meaning set forth in the preface above.

 has the meaning set forth in ERISA Sec. 406 and Code Sec. 4975.

 has the meaning set forth in Section 2(a) below

 means the transactions that are the subject of the Related Transactions Documents to be closed concurrently or in conjunction with the transactions that are the subject of this Agreement.

 means the documents listed on Exhibit A, executed or to be executed in connection with the Related Transactions.

 has the meaning set forth in ERISA Sec. 4043.

 has the meaning set forth in the preface above.

 means the Securities Act of 1933, as amended.

 means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than (a) mechanic's, materialmen's, and similar liens, (b) liens for Taxes not yet due and payable or for Taxes that the taxpayer is contesting in good faith through appropriate proceedings, (c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

 means any corporation with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

 means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Sec. 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

 means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

 has the meaning set forth in Section 9(c) below.

 .            2.       Transaction Terms

 .            In   consideration   for  One  Million   Fifty   Thousand   Dollars
             ($1,050,000) (the "Purchase Proceeds"), or Seventy Five Thousand Dollars ($75,000) for each of the Shares, the Company and the Principal Shareholder shall issue and deliver to Fields the Shares. The Shares shall be fully paid and nonassessable, free and clear of all liens, encumbrances and claims of every kind and nature. Following the Closing of the transaction described herein and the Related Transactions, Fields shall own no less than fifty-six percent (56%) of the issued and outstanding Company Shares on a fully diluted basis. Fields shall deliver to the Company the Purchase Proceeds by certified check, bank check, wire transfer, or other immediately available funds on the Closing Date. All of the Purchase Proceeds shall be used by the Company to retire the Company obligations as set forth in the Debt Reduction Schedule attached hereto as Exhibit C.

 .            Following  the  satisfaction  or  waiver of all  conditions  to the
             obligations   of  the  Parties  to  consummate   the   transactions
             contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself), the closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Mette, Evans & Woodside, 3401 North Front Street, Harrisburg, Pennsylvania, on or before September 2, 1997, commencing at a time agreed upon by the Parties, or such other date as Fields and the Company may mutually determine (the "Closing Date").

 . The Principal Shareholder hereby represents and warrants to Fields that the statements contained in this Section 3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 3) with respect to himself.

 .            The Principal  Shareholder  has full power and authority to execute
             and  deliver  this   Agreement  and  to  perform  his   obligations
             hereunder. This Agreement constitutes the valid and legally binding obligation of the Principal Shareholder, enforceable in accordance with its terms and conditions. The Principal Shareholder need not
             give  any  notice  to,  make  any  filing   with,   or  obtain  any
             authorization, consent, or approval of any third-party including any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

 .            The  Principal  Shareholder  owns as of the  date  hereof  and upon
             Closing  shall  own  forty-four  (44)  Company  Shares   (equalling
             forty-four percent (44%) of the outstanding Company Shares on a fully diluted basis. The Principal Shareholder does not own or hold, directly or indirectly, any options, warrants, or other instruments convertible into Company Shares or into any other security of the Company.

 .            Neither the execution and the delivery of this  Agreement,  nor the consummation of the transactions contemplated hereby, will (A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of
             any  government,   governmental  agency,  or  court  to  which  the
             Principal Shareholder is subject or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Principal Shareholder is a party or by which he is bound or to which any of his assets is subject.

 .            The Principal Shareholder has no Liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which Fields could become liable or obligated.

 .            Without limiting the specific language of any other  representation or warranty herein, all information furnished or to be furnished by the Principal Shareholder in this Agreement, in exhibits or schedules attached hereto is or will be accurate and complete in all material respects.

 . Fields represents and warrants to the Company that the statements contained in this Section 4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 4), except as set forth in Annex II attached hereto.

 . Fields is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

 .            Fields has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of Fields, enforceable in accordance with its terms and conditions. Fields need not give any notice to, make any filing with, or obtain any authorization, consent, or
             approval  of  any  third  party   including   any   government   or
             governmental   agency  in  order  to  consummate  the  transactions
             contemplated by this Agreement.

 .            Neither the execution and the delivery of this  Agreement,  nor the consummation of the transactions contemplated hereby, will (A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Fields is subject or any provision of its charter or bylaws or, (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any
             agreement,   contract,   lease,  license,   instrument,   or  other
             arrangement to which Fields is a party or by which it is bound or to which any of its assets is subject.

 .            Fields is not  acquiring  the Shares  with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act.

 .            Fields  has  no  Liability  or   obligation  to  pay  any  fees  or
             commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which the Principal Shareholder or Company could become liable or obligated.

 .            Without  limiting the specific  language of any  representation  or warranty herein, all information furnished or to be furnished by Fields in this Agreement, in exhibits or schedules attached hereto, is or will be accurate and complete in all material respects.

 . The Company and the Principal Shareholder hereby represent and warrant, jointly and severally, to and with Fields that the statements contained in this
Section 5 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this
Section 5), except as set forth in the disclosure schedule delivered by the Company and the Principal Shareholder to Fields on the date hereof and initialed by the Parties (the "Disclosure Schedule"). Nothing in the Disclosure Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein, however, unless the Disclosure Schedule identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail. The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Section
5. For purposes of this Section 5 references to the Company shall be deemed to include officers, directors, and employees of the Company (excluding, however, the Principal Shareholder) having responsibilities for the matter to which the representation pertains.

 .            Each of the Company and its  Subsidiaries is a corporation or other entity duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation or formation. Each of the Company and its Subsidiaries is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required. Each of the Company and its Subsidiaries has full corporate power and authority and all licenses, permits, and authorizations necessary to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. Section 5(a) of the Disclosure Schedule lists the directors and officers of each of the Company and its Subsidiaries. The Company and the Principal Shareholder have delivered to Fields correct and complete copies of the charter and bylaws of each of the Company and its Subsidiaries (as amended to date). The minute books (containing the records of meetings of the stockholders, the board of directors, and any committees of the board of directors), the stock certificate books, and the stock record books of each of the Company and its Subsidiaries are correct and complete. None of the Company and its Subsidiaries is in default under or in violation of any provision of its charter or bylaws.

 .                     (b)     Capitalization

                    (i) The entire authorized capital stock of the Company consists of

                                       (A) one thousand  (1,000) Company Shares,
                              of which ninety-one (91) Company Shares are issued and outstanding and nine (9) Company Shares are held in treasury and,

                                       (B)  five   hundred   (500)   shares   of
                              nonvoting preferred shares, par value $10,000 per share (the "Preferred Shares"), of which one hundred forty-four and one-half (144.5) shares are issued and outstanding, having the rights and privileges set forth in Section 5(b)(1)(B) of the Disclosure Schedule.

                              (ii) all of the  issued  and  outstanding  Company
                      Shares and Preferred Shares have been duly authorized, are validly issued, fully paid, and nonassessable, and are held of record as set forth in Section 5(b) of the Disclosure Schedule. Section 5(b) sets forth each of the rights and preferences of the Preferred Shares (other than rights and preferences) under the Pennsylvania Business Corporation law and common law of the Commonwealth of Pennsylvania) and all agreements, by and among the Company and any of the owners or holders of the Preferred Shares, concerning the Preferred Shares, including without limitation the redemption thereof or the payment of dividends with respect thereto.

                              (iii)  There  are  no  outstanding  or  authorized
                      options, warrants,  purchase rights,  subscription rights, conversion rights, exchange rights, preference rights or other contracts or commitments that could require the Company to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to the Company. Section 5(b) of the Disclosure Schedule describes all of the voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of the Company, all of which shall be terminated, relinquished and of no further force or effect on or before the Closing.

 .            The Shares,  when issued and  delivered  to Fields at the  Closing, shall be duly authorized, fully paid, nonassessable, validly issued, and free and clear of all Security Interests, charges, pledges, claims and encumbrances of any kind or nature whatsoever. The Shares shall constitute no less than nine percent (9%) of the issued and outstanding Company Shares on a fully diluted basis.

     . To the Knowledge of the Principal Shareholder, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which any of the Company and its Subsidiaries is subject or any provision of the charter or bylaws of any of the Company and its Subsidiaries or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which any of the Company and its Subsidiaries is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets). None of the Company and its Subsidiaries needs to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

 .            None of the  Company  and its  Subsidiaries  has any  Liability  or
             obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

 .            The Company and its Subsidiaries have good and marketable title to, or a valid leasehold interest in, the properties and assets used by them, located on their premises, or shown on the Most Recent Balance Sheet or acquired after the date thereof, free and clear of all Security Interests, except for properties and assets disposed of in the Ordinary Course of Business since the date of the Most Recent Balance Sheet.

 .            Section  5(g)  of the  Disclosure  Schedule  sets  forth  for  each
             Subsidiary of the Company (i) its name and jurisdiction of incorporation or formation, (ii) the number of shares of authorized capital stock of each class of its capital stock, (iii) the number of issued and outstanding shares of each class of its capital stock, the names of the holders thereof, and the number of shares held by each such holder, and (iv) the number of shares of its capital stock held in treasury. All of the issued and outstanding shares of capital stock of each Subsidiary of the Company have been
             duly   authorized   and  are  validly   issued,   fully  paid,  and
             nonassessable. The Company holds of record and owns beneficially all of the outstanding shares of each Subsidiary of the Company, free and clear of any restrictions on transfer (other than restrictions under the Securities Act and state securities laws), Taxes, Security Interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. There are no outstanding or authorized options, warrants, purchase rights,
             conversion   rights,   exchange  rights,   or  other  contracts  or
             commitments   that  could  require  any  of  the  Company  and  its
             Subsidiaries to sell, transfer, or otherwise dispose of any capital stock of any of its Subsidiaries or that could require any Subsidiary of the Company to issue, sell, or otherwise cause to become outstanding any of its own capital stock. There are no
             outstanding    stock    appreciation,    phantom   stock,    profit
             participation, or similar rights with respect to any Subsidiary of the Company. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of any capital stock of any Subsidiary of the Company. None of the Company and its Subsidiaries controls directly or indirectly or has any
             direct  or  indirect  equity   participation  in  any  corporation,
             partnership, trust, or other business association which is not a Subsidiary of the Company. Section 5(g) of the Disclosure Schedule lists any subsidiary sold by the Company or merged into the Company, including the date of and parties to any such transaction and the documents executed by the Company in connection therewith.

 .            Attached hereto as Exhibit B are the following financial statements
             (collectively   the   "Financial   Statements"):    (i)   unaudited
             consolidated and consolidating balance sheets and statements of income, changes in stockholders' equity, and cash flow as of and for the fiscal years ended December 27, 1992, December 26, 1993, December 25, 1994, and December 31, 1995 for the Company and its
             Subsidiaries;   (ii)  audited   consolidated   balance  sheets  and
             statements of income, changes in shareholders' equity, and cash flow as of and for the fiscal year ended December 29, 1996 (the
             "Most   Recent   Fiscal   Year  End")  for  the   Company  and  its
             Subsidiaries; and (iii) unaudited consolidated and consolidating balance sheets and statements of income, changes in stockholders' equity, and cash flow (the "Most Recent Financial Statements") as of and for the six months ended July 13, 1997 (the "Most Recent Fiscal Month End") for the Company and its Subsidiaries. The Financial Statements (including the notes thereto) have been prepared in accordance with GAAP applied on a consistent basis
             throughout  the  periods  covered   thereby,   present  fairly  the
             financial condition of the Company and its Subsidiaries as of such dates and the results of operations of the Company and its Subsidiaries for such periods, are correct and complete, and are consistent with the books and records of the Company and its Subsidiaries (which books and records are correct and complete); provided, however, that the Most Recent Financial Statements are subject to normal year-end adjustments (which will not be material individually or in the aggregate) and lack footnotes and other presentation items.

 .            Since  the Most  Recent  Fiscal  Year  End,  there has not been any material adverse change in the business, financial condition, operations, results of operations, or future prospects of any of the Company and its Subsidiaries. Without limiting the generality of the foregoing, except as set forth in the Related Transactions Documents, since that date:

                              (i) none of the Company and its  Subsidiaries  has
                      sold, leased, transferred, or assigned any of its assets, tangible or intangible, other than for a fair consideration in the Ordinary Course of Business;

                              (ii) none of the Company and its  Subsidiaries has
                      entered into any agreement, contract, lease, or license (or outside series of related agreements, contracts, leases, and licenses) outside the Ordinary Course of Business;

                              (iii) no party  (including  any of the Company and
                      its Subsidiaries) has accelerated, terminated, modified, or cancelled any agreement, contract, lease, or license (or series of related agreements, contracts, leases, and licenses) involving more than $1,000 to which any of the Company and its Subsidiaries is a party or by which any of them is bound;

                              (iv) none of the Company and its  Subsidiaries has
                      imposed any Security Interest upon any of its assets, tangible or intangible;

                              (v) none of the Company and its  Subsidiaries  has
                      made any capital expenditure (or series of related capital expenditures) either involving more than $10,000 or outside the Ordinary Course of Business;

                              (vi) none of the Company and its  Subsidiaries has
                      made any capital investment in, any loan to, or any acquisition of the securities or assets of, any other Person (or series of related capital investments, loans, and acquisitions) either involving more than $5,000 or outside the Ordinary Course of Business;

                              (vii) none of the Company and its Subsidiaries has
                      issued any note, bond, or other debt security or created, incurred, assumed, or guaranteed any indebtedness for borrowed money or capitalized lease obligation either involving more than [$5,000 singly or $10,000 in the aggregate;] Rich has requested changing to 10K and 50k. Why?

                              (viii) none of the  Company  and its  Subsidiaries
                      has delayed or postponed the payment of accounts payable and other Liabilities outside the Ordinary Course of Business;

                              (ix) none of the Company and its  Subsidiaries has
                      cancelled, compromised, waived, or released any right or claim (or series of related rights and claims) either involving more than $10,000 or outside the Ordinary Course of Business;

                              (x) none of the Company and its  Subsidiaries  has
                      granted any license or sublicense of any rights under or with respect to any Intellectual Property except as set forth in Schedule 5(n)(iii) setting forth each of the Company's franchise area developer agreements and other similar documents;

                              (xi) there has been no change  made or  authorized
                      in the charter or bylaws of any of the Company and its Subsidiaries;

                              (xii) none of the Company and its Subsidiaries has
                      issued, sold, or otherwise disposed of any of its capital stock, or granted any options, warrants, or other rights to purchase or obtain (including upon conversion, exchange, or exercise) any of its capital stock;

                              (xiii) none of the  Company  and its  Subsidiaries
                      has declared, promised, committed to, set aside, or paid any dividend or made any distribution with respect to its capital stock (whether in cash or in kind) or redeemed, purchased, or otherwise acquired, or promised or committed to redeem, purchase or otherwise acquire, any of its capital stock;

                              (xiv) none of the Company and its Subsidiaries has
                      experienced any damage, destruction, or loss (whether or not covered by insurance) to its property;

                              (xv) none of the Company and its  Subsidiaries has
                      made any loan to, or entered into any other transaction with, any of its directors, officers, and employees outside the Ordinary Course of Business;

                              (xvi) none of the Company and its Subsidiaries has
                      entered into any employment contract or collective bargaining agreement, written or oral, or modified the terms of any such existing contract or agreement;

                              (xvii) none of the  Company  and its  Subsidiaries
                      has granted any increase in the base compensation of any of its directors, officers, and employees outside the Ordinary Course of Business;

                              (xviii)  none of the Company and its  Subsidiaries
                      has adopted, amended, modified, or terminated any bonus, profit-sharing, incentive, severance, or other plan, contract, or commitment for the benefit of any of its directors, officers, and employees (or taken any such action with respect to any other Employee Benefit Plan);

                              (xix) none of the Company and its Subsidiaries has
                      made any other change in employment terms for any of its directors, officers, and employees outside the Ordinary Course of Business;

                              (xx) none of the Company and its  Subsidiaries has
                      made or pledged to make any charitable or other capital contribution outside the Ordinary Course of Business;

                              (xxi) there has not been any other material occurrence, event, incident, action, failure to act, or transaction outside the Ordinary Course of Business involving any of the Company and its Subsidiaries; and

                              (xxii) none of the  Company  and its  Subsidiaries
has committed to any of the foregoing.

 .            None of the Company and its  Subsidiaries has any Liability (and to
             the Knowledge of the Principal  Shareholder,  there is no Basis for
             any  present  or  future   action,   suit,   proceeding,   hearing,
             investigation, charge, complaint, claim, or demand against any of them giving rise to any Liability), except for (i) Liabilities set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto), and (ii) Liabilities which have arisen after the Most Recent Fiscal Month End in the Ordinary Course of Business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law).

 .            To the Knowledge of the Principal Shareholder, each of the Company, its Subsidiaries,  and their respective predecessors and Affiliates
             has  complied   with  all   applicable   laws   (including   rules,
             regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply.

 .                     (l)     Tax Matters

                              (i) To the Knowledge of the Principal Shareholder,
                      each of the Company and its Subsidiaries has filed all Tax Returns that it was required to file. All such Tax Returns were correct and complete in all respects. All Taxes owed by any of the Company and its Subsidiaries (whether or not shown on any Tax Return) have been paid. None of the Company and its Subsidiaries currently is the beneficiary of any extension of time within which to file any Tax Return. No claim has ever been made by an authority in a jurisdiction where any of the Company and its Subsidiaries does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Security Interests on any of the assets of any of the Company and its Subsidiaries that arose in connection with any failure (or alleged failure) to pay any Tax.

                              (ii) To the Knowledge of the Principal Shareholder, each of the Company and its Subsidiaries has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

                              (iii) Neither the Principal  Shareholder,  nor the
                      Company and its Subsidiaries expects any authority to assess any additional Taxes for any period for which Tax Returns have been filed. There is no dispute or claim concerning any Tax Liability of any of the Company and its Subsidiaries either (A) claimed or raised by any authority in writing or (B) as to which the Principal Shareholder or the Company or its Subsidiaries has Knowledge based upon personal contact with any agent of such authority. Section 5(l) of the Disclosure Schedule lists all federal, state, local, and foreign income Tax Returns filed with respect to any of the Company and its Subsidiaries, indicates those Tax Returns that have been audited, and indicates those Tax Returns that currently are the subject of audit. The Company has delivered to Fields correct and complete copies of all federal income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by any of the Company and its Subsidiaries.

                              (iv) None of the Company and its  Subsidiaries has
                      waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

                              (v) None of the Company and its  Subsidiaries  has
                      filed a consent under Code Sec. 341(f) concerning collapsible corporation. None of the Company and its Subsidiaries has made any payments, is obligated to make any payments, or is a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under Code Sec. 280G(a). None of the Company and its Subsidiaries has been a United States real property holding corporation within the meaning of Code Sec. 897(c)(2) during the applicable period specified in Code Sec. 897(c)(1)(A)(ii). Each of the Company and its Subsidiaries has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Code Sec. 6662. None of the Company and its Subsidiaries is a party to any Tax allocation or sharing agreement. None of the Company and its Subsidiaries (A) has been a member of an Affiliated Group filing a consolidated federal income Tax Return (other than a group the common parent of which was the Company) or (B) has any Liability for the Taxes of any Person (other than any of the Company and its Subsidiaries) under Treas. Reg. Section 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

                              (vi) Section 5(l) of the Disclosure  Schedule sets
                      forth the following information with respect to each of the Company and its Subsidiaries (or, in the case of clause (B) below, with respect to each of the Subsidiaries) as of the most recent practicable date (as well as on an estimated pro forma basis as of the Closing giving effect to the consummation of the transactions contemplated hereby):

                    (A)  the basis of the Company or Subsidiary in its assets;

                                       (B) the basis of the  stockholders of the
                              Subsidiary in its stock (or the amount of any Excess Loss Account);

                                       (C) the amount of any net operating loss,
                              net capital loss, unused investment or other credit, unused foreign tax, or excess charitable contribution allocable to the Company or Subsidiary; and

                                       (D) the  amount of any  deferred  gain or
                              loss allocable to the Company or Subsidiary arising out of any Deferred Intercompany Transaction.

                         (vii)  The  unpaid   Taxes  of  the   Company  and  its
                    Subsidiaries

                                       (A) did not, as of the Most Recent Fiscal
                              Month End, exceed the reserve for Tax Liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto); and

                                       (B)  do  not  exceed   that   reserve  as
                              adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company and its Subsidiaries in filing their Tax Returns.

 .                     (m)     Real Property

                              (i) Section 5(m)(i) of the Disclosure Schedule lists and describes briefly all real property that any of the Company and its Subsidiaries owns. With respect to each such parcel of owned real property:

                                       (A) the  identified  owner  has  good and
                              marketable title to the parcel of real property, free and clear of any Security Interest, easement, covenant, or other restriction, except for installments of special assessments not yet delinquent and recorded easements, covenants, and other restrictions which do not impair the current use, occupancy, or value, or the marketability of title, of the property subject thereto;

                                       (B) there are no  pending  or  threatened
                              condemnation proceedings, lawsuits, or administrative actions relating to the property or other matters affecting materially and adversely the current use, occupancy, or value thereof;

                                       (C) the legal  description for the parcel
                              contained in the deed thereof describes such parcel fully and adequately, the buildings and improvements are located within the boundary lines of the described parcels of land, are not in violation of applicable setback requirements, zoning laws, and ordinances (and none of the properties or buildings or improvements thereon are subject to "permitted non-conforming use" or
                              "permitted        non-conforming        structure"
                              classifications), and do not encroach on any easement which may burden the land, and the land does not serve any adjoining property for any purpose inconsistent with the use of the land, and the property is not located within any flood plain or subject to any similar type restriction for which any permits or licenses necessary to the use thereof have not been obtained;

                                       (D)  all  facilities  have  received  all
                              approvals of governmental authorities (including licenses and permits) required in connection with the ownership or operation thereof and have been operated and maintained in accordance with applicable laws, rules, and regulations;

                                       (E)  there  are  no  leases,   subleases,
                              licenses, concessions, or other agreements, written or oral, granting to any party or parties the right of use or occupancy of any portion of the parcel of real property;

                                       (F) there are no  outstanding  options or
                              rights of first refusal to purchase the parcel of real property, or any portion thereof or interest therein;

                                       (G) there are no parties  (other than the
                              Company and its Subsidiaries) in possession of the parcel of real property, other than tenants under any leases disclosed in Section 5(m)(ii) of the Disclosure Schedule who are in possession of space to which they are entitled;

                                       (H) all facilities  located on the parcel
                              of real property are supplied with utilities and other services necessary for the operation of such facilities, including gas, electricity, water, telephone, sanitary sewer, and storm sewer, all of which services are adequate in accordance with all applicable laws, ordinances, rules, and regulations and are provided via public roads or via permanent, irrevocable, appurtenant easements benefitting the parcel of real property; and

                                       (I) each parcel of real property abuts on
                              and has direct vehicular access to a public road, or has access to a public road via a permanent, irrevocable, appurtenant easement benefitting the parcel of real property, and access to the property is provided by paved public right-of-way with adequate curb cuts available.

                    (ii) Section  5(m)(ii) of the Disclosure  Schedule lists and describes briefly all real property:

                         (A) leased or  subleased  to any of the Company and its
                    Subsidiaries; and

                         (B) leased or  subleased  by any of the Company and its
                    subsidiaries to third parties, including Company's franchisees and area developers. The Company has delivered or made available to Fields correct and complete copies of the leases and the subleases listed in Section 5(m)(ii) of the Disclosure Schedule (as amended to date). With respect to each lease and sublease listed in Section 5(m)(ii) of the Disclosure Schedule:

                         (C) the lease or  sublease  is legal,  valid,  binding,
                    enforceable, and in full force and effect;

                         (D) the lease or  sublease  will  continue to be legal,
                    valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby;

                         (E) no party to the lease or  sublease  is in breach or
                    default, and no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification, or acceleration thereunder;

                         (F) no party to the lease or  sublease  has  repudiated
                    any provision thereof;

                         (G)  there  are  no  disputes,   oral  agreements,   or
                    forbearance programs in effect as to the lease or sublease;

                         (H) with respect to each sublease, the
                              representations   and   warranties  set  forth  in
                              subsections (A) through (E) above are true and correct with respect to the underlying lease;

                         (I) none of the Company and its Subsidiaries has assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the leasehold or subleasehold;

                         (J) all facilities leased or subleased  thereunder have
                    received all approvals of governmental authorities (including licenses and permits) required in connection with the operation thereof and have been operated and maintained in accordance with applicable laws, rules, and regulations;

                              (iii)   all   facilities   leased   or   subleased
                      thereunder are supplied with utilities and other services necessary for the operation of said facilities; and

 .                     (n)     Intellectual Property

                              (i) The Company and its  Subsidiaries  own or have
                      the right to use pursuant to license, sublicense, agreement, or permission all Intellectual Property necessary for the operation of the businesses of the Company and its Subsidiaries as presently conducted. Each item of Intellectual Property owned or used by any of the Company and its Subsidiaries immediately prior to the Closing hereunder will be owned or available for use by the Company or the Subsidiary on identical terms and conditions immediately subsequent to the Closing hereunder. Each of the Company and its Subsidiaries has taken all necessary action to maintain and protect each item of Intellectual Property that it owns or uses.

                              (ii) To the Knowledge of the Principal Shareholder, none of the Company and its Subsidiaries has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of third parties, and the Company and its Subsidiaries has never received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that any of the Company and its Subsidiaries must license or refrain from using any Intellectual Property rights of any third party). To the Knowledge of the Company and the Principal Shareholder, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of any of the Company and its Subsidiaries.

                              (iii) Section 5(n)(iii) of the Disclosure Schedule
                      identifies each patent, trademark or registration which has been issued to any of the Company and its Subsidiaries with respect to any of its Intellectual Property, identifies each pending patent and trademark application or application for registration which any of the Company and its Subsidiaries has made with respect to any of its Intellectual Property, and identifies each license, agreement, or other permission which any of the Company and its Subsidiaries has granted to any third party with respect to any of its Intellectual Property (together with any exceptions). The Company has delivered to Fields correct and complete copies of all such patents, trademarks, registrations, applications, licenses, agreements, and permissions (as amended to date) and have made available to Fields correct and complete copies of all other written documentation evidencing ownership and prosecution (if applicable) of each such item. Section 5(n)(iii) of the Disclosure Schedule also identifies each trade name or unregistered trademark used by any of the Company and its Subsidiaries in connection with any of its businesses. With respect to each item of Intellectual Property required to be identified in Section 5(n)(iii) of the Disclosure Schedule:

                         (A) the Company and its Subsidiaries possess all right,
                    title, and interest in and to the item, free and clear of any Security Interest, license, or other restriction;

                         (B)  the  item  is  not  subject  to  any   outstanding
                    injunction, judgment, order, decree, ruling, or charge;

                         (C) no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or to the Knowledge of any of the Company or the Principal Shareholder (and employees with responsibility for Intellectual Property matters) of the Company and its Subsidiaries, is threatened which challenges the legality, validity, enforceability, use, or ownership of the item; and

                         (D) none of the Company and its  Subsidiaries  has ever
                    agreed to indemnify any Person for or against any interference, infringement, misappropriation, or other conflict with respect to the item.

                              (iv) Section  5(n)(iv) of the Disclosure  Schedule
                      identifies each item of Intellectual Property that any third party owns and that any of the Company and its Subsidiaries uses pursuant to license, sublicense, agreement, or permission. The Company has delivered to Fields correct and complete copies of all such licenses, sublicenses, agreements, and permissions (as amended to date). With respect to each item of Intellectual Property required to be identified in Section 5(n)(iv) of the Disclosure Schedule:

                                       (A) subject to and limited by  applicable
                              bankruptcy and insolvency laws and principles of equity, the license, sublicense, agreement, or permission covering the item is legal, valid, binding, enforceable, and in full force and effect;

                                       (B) subject to and limited by  applicable
                              bankruptcy and insolvency laws and principles of equity, the license, sublicense, agreement, or permission will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the Closing;

                                       (C) no party to the license,  sublicense,
                              agreement, or permission is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default or permit termination, modification, or acceleration thereunder;

                                       (D) no party to the license,  sublicense,
                              agreement,   or  permission   has  repudiated  any
                              provision thereof;

                                       (E) with respect to each sublicense,  the
                              representations and warranties set forth in subsections (A) through (D) above are true and correct with respect to the underlying license;

                                       (F) the underlying  item of  Intellectual
                              Property is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge;

                                       (G) no action, suit, proceeding, hearing,
                              investigation, charge, complaint, claim, or demand is pending or is threatened which challenges the legality, validity, or enforceability of the underlying item of Intellectual Property; and

                                       (H)   none   of  the   Company   and  its
                              Subsidiaries has granted any sublicense or similar right with respect to the license, sublicense, agreement, or permission.

                              (v) To the Knowledge of the Company and the Principal Shareholder, the Company and its Subsidiaries will not interfere with, infringe upon, misappropriate, or otherwise come into conflict with, any Intellectual Property rights of third parties as a result of the continued operation of its business as presently conducted.

                              (vi)   Neither  the  Company  nor  the   Principal
                      Shareholder has any Knowledge of any new products, inventions, procedures, or methods of manufacturing or processing that any competitors or other third parties have developed which reasonably could be expected to supersede or make obsolete any product or process of any of the Company and its Subsidiaries.

 .            The  Company  and its  Subsidiaries  own or  lease  all  buildings, machinery, equipment, and other tangible assets necessary for the conduct of their businesses as presently conducted.

     . The Company and its Subsidiaries have no inventory other than inventory in the Company-owned stores.

 .            Section  5(q)  of  the  Disclosure  Schedule  lists  the  following contracts and other agreements to which any of the Company and its Subsidiaries is a party:

                         (i) each  contract or  agreement  of any kind or nature
                    entered into by any of the Company Subsidiaries and the Principal Shareholders, with any franchisee or area developer of the Company or its Subsidiaries or any officer, principal, owner shareholders, representative of any such franchisee or area developer (collectively, the "Franchise Agreements");

                         (ii) any agreement (or group of related agreements) for
                    the lease of personal property to or from any Person providing for lease payments;

                         (iii) any  agreement  (or group of related  agreements)
                    for the purchase or sale of raw materials, commodities, supplies, products, or other personal property, or for the furnishing or receipt of services, the performance of which will extend over a period of more than one year, result in a material loss to any of the Company and its Subsidiaries;

                         (iv) any agreement  concerning a  partnership  or joint
                    venture;

                         (v) any agreement (or group of related agreements)
                      under which it has created, incurred, assumed, or guaranteed any indebtedness for borrowed money, or any capitalized lease obligation, or under which it has imposed a Security Interest on any of its assets, tangible or intangible;

                         (vi)  any  agreement   concerning   confidentiality  or
                    noncompetition;

                         (vii) any profit sharing, stock option, stock purchase,
                    stock appreciation, deferred compensation, severance, or other plan or arrangement for the benefit of its current or former directors, officers, and employees;

                         (viii) any collective bargaining agreement;

                         (ix) any agreement for the employment of any individual
                    on a full-time, part-time, consulting, or other basis;

                         (x) any agreement under which it has advanced or loaned
                    any amount to any of its directors, officers, and employees outside the Ordinary Course of Business;

                         (xi) any agreement  under which the  consequences  of a
                    default or termination could have a material adverse effect on the business, financial condition, operations, results of operations, or future prospects of any of the Company and its Subsidiaries; or

                         (xii)  any  other   agreement   (or  group  of  related
                    agreements) the performance of which involves consideration in excess of $5,000.

The Company and the Principal Shareholder have delivered to Fields a correct and complete copy of each written agreement listed in Section 5(q) of the Disclosure Schedule (as amended to date) and a written summary setting forth the terms and conditions of each oral agreement referred to in Section 5(q) of the Disclosure Schedule. With respect to each such agreement, subject to and limited by applicable bankruptcy and insolvency laws and principles of equity: (A) the agreement is legal, valid, binding, enforceable, and in full force and effect;
(B) the agreement will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby; (C) no party is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default, or permit termination, modification, or acceleration, under the agreement; and (D) no party has repudiated any provision of the agreement.

 .            Subject to and limited by applicable bankruptcy and insolvency laws and principles of equity, all Franchise Agreements are in full force and effect, enforceable in accordance with their terms, and free of defaults. Without limiting the generality of the foregoing:

                         (i) each of the Franchise  Agreements are in full force
                    and effect and has not been amended or modified;

                         (ii) no default or  threatened  default exist under any
                    Franchise Agreement;

                         (iii) each Franchise  developer is, in fact,  complying
                    with its obligations under its Franchise Agreement;

                         (iv) each  Franchise  Agreement  has been  prepared  in
                    accordance with, and does not violate any, applicable federal or state law (including Franchise and business opportunity laws; and

                         (v) the Company has not received  notices of any breach
                    by it of any Franchise Agreement from any party thereto.

 .            All  notes  and  accounts   receivable   of  the  Company  and  its
             Subsidiaries are reflected properly on their books and records, are valid receivables subject to no setoffs or counterclaims, are current and collectible, and will be collected in accordance with their terms at their recorded amounts, subject only to the reserve for bad debts set forth on the face of the Most Recent Balance
             Sheet (rather than in any notes thereto) as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company and its Subsidiaries.

     . There are no outstanding powers of attorney executed on behalf of any of the Company and its Subsidiaries.

 .            Section 5(u) of the  Disclosure  Schedule  sets forth the following information with respect to each insurance policy (including policies providing property, casualty, liability, and workers' compensation coverage and bond and surety arrangements) to which any of the Company and its Subsidiaries has been a party, a named insured, or otherwise the beneficiary of coverage at any time within the past four (4) years:

                         (i) the  name,  address,  and  telephone  number of the
                    agent;

                         (ii)  the  name  of  the  insurer,   the  name  of  the
                    policyholder, and the name of each covered insured;

                         (iii) the policy number and the period of coverage;

                         (iv) the scope  (including an indication of whether the
                    coverage was on a claims made, occurrence, or other basis) and amount (including a description of how deductibles and ceilings are calculated and operate) of coverage; and

                         (v)  a   description   of   any   retroactive   premium
                    adjustments or other loss-sharing arrangements,

To the Knowledge of the Principal Shareholder, with respect to each such insurance policy: (A) the policy is legal, valid, binding, enforceable, and in full force and effect; (B) the policy will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby; (C) neither any of the Company and its Subsidiaries nor any other party to the policy is in breach or default (including with respect to the payment of premiums or the giving of notices), and no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination, modification, or acceleration, under the policy; and (D) no party to the policy has repudiated any provision thereof. Each of the Company and its Subsidiaries has been covered during the past four (4) years by insurance in scope and amount customary and reasonable for the businesses in which it has engaged during the aforementioned period. Section 5(u) of the Disclosure Schedule describes any self-insurance arrangements affecting any of the Company and its Subsidiaries.

          . Section 5(v) of the Disclosure Schedule sets forth each instance in which any of the Company and its Subsidiaries (i) is subject to any outstanding injunction, judgment, order, decree, ruling, or charge or
          (ii) is a party or is threatened to be made a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator (including any state or regulatory authority in connection with the Company's role as a Franchisor). None of the actions, suits, proceedings, hearings, and investigations set forth in Section 5(v) of the Disclosure Schedule could result in any material adverse change in the business, financial condition, operations, results of operations, or future prospects of any of the Company and its Subsidiaries. Neither the Company nor the Principal Shareholder has any reason to believe that any action, suit, proceeding, hearing, or investigation described in the preceding sentence may be brought or threatened against any of the Company and its Subsidiaries.

 .            Each product manufactured, sold, leased, or delivered by any of the
             Company and its Subsidiaries has been in conformity with all applicable contractual commitments and all express and implied warranties, and none of the Company and its Subsidiaries has any Liability (and to the Knowledge of the Principal Shareholder, there is no Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rise to any Liability) for replacement or repair thereof or other damages in connection therewith, subject only to the reserve for product warranty claims set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto) as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company and its Subsidiaries. No product manufactured, sold, leased, or delivered by any of the Company and its Subsidiaries is subject to any guaranty, warranty, or other indemnity beyond the applicable standard terms and conditions of sale or lease. Section 5(w) of the Disclosure Schedule includes copies of the standard terms and conditions  of sale  or  lease  for  each  of the  Company  and its
             Subsidiaries   (containing   applicable  guaranty,   warranty,  and
             indemnity provisions).

 .            None of the Company and its  Subsidiaries has any Liability (and to
             the Knowledge of the Principal  Shareholder,  there is no Basis for
             any  present  or  future   action,   suit,   proceeding,   hearing,
             investigation, charge, complaint, claim, or demand against any of them giving rise to any Liability) arising out of any injury to individuals or property as a result of the ownership, possession, or use of any product manufactured, sold, leased, or delivered by any of the Company and its Subsidiaries.

 .            None of the Company and its  Subsidiaries is a party to or bound by
             any  collective   bargaining   agreement,   nor  has  any  of  them
             experienced  any  strikes,  grievances,   claims  of  unfair  labor
             practices, or other collective bargaining disputes. Neither the Company nor its Subsidiaries has committed any unfair labor practice. Neither the Company nor the Principal Shareholder has any Knowledge of any organizational effort presently being made or threatened by or on behalf of any labor union with respect to employees of any of the Company and its Subsidiaries.

 .                     (z)     Employee Benefit

                              (i) Section 5(z) of the Disclosure  Schedule lists
                      each Employee Benefit Plan that any of the Company and its Subsidiaries maintains or to which any of the Company and its Subsidiaries contributes.

                                       (A) Each such Employee  Benefit Plan (and
                              each related trust, insurance contract, or fund) complies in form and in operation in all respects with the applicable requirements of ERISA, the Code, and other applicable laws.

                                       (B) All required reports and descriptions
                              (including Form 5500 Annual Reports, Summary Annual Reports, PBGC-1's, and Summary Plan Descriptions) have been filed or distributed appropriately with respect to each such Employee Benefit Plan. The requirements of Part 6 of Subtitle B of Title I of ERISA and of Code Sec. 4980B have been met with respect to each such Employee Benefit Plan which is an Employee Welfare Benefit Plan.

                                       (C)  All  contributions   (including  all
                              employer   contributions   and   employee   salary
                              reduction contributions) which are due have been paid to each such Employee Benefit Plan which is an Employee Pension Benefit Plan and all contributions for any period ending on or before the Closing Date which are not yet due have been paid to each such Employee Pension Benefit Plan or accrued in accordance with the past custom and practice of the Company and its Subsidiaries. All premiums or other payments for all periods ending on or before the Closing Date have been paid with respect to each such Employee Benefit Plan which is an Employee Welfare Benefit Plan.

                                       (D) Each such Employee Benefit Plan which
                              is an Employee Pension Benefit Plan meets the requirements of a "qualified plan" under Code Sec. 401(a) and has received, within the last two years, a favorable determination letter from the Internal Revenue Service.

                                       (E) The market value of assets under each
                              such Employee Benefit Plan which is an Employee Pension Benefit Plan (other than any Multiemployer
                              Plan) equals or exceeds the present value of all vested and nonvested Liabilities thereunder determined in accordance with PBGC methods, factors, and assumptions applicable to an Employee Pension Benefit Plan terminating on the date for determination.

                                       (F) The Company has  delivered  to Fields
                              correct and complete copies of the plan documents and summary plan descriptions, the most recent determination letter received from the Internal Revenue Service, the most recent Form 5500 Annual Report, and all related trust agreements, insurance contracts, and other funding agreements which implement each such Employee Benefit Plan.

                              (ii) With  respect to each  Employee  Benefit Plan
                      that any of the Company, its Subsidiaries, and the Controlled Group of Corporations which includes the
                      Company and its Subsidiaries maintains or ever has maintained or to which any of them contributes, ever has contributed, or ever has been required to contribute:

                                       (A) No such  Employee  Benefit Plan which
                              is an Employee Pension Benefit Plan (other than any Multiemployer Plan) has been completely or partially terminated or been the subject of a Reportable Event as to which notices would be required to be filed with the PBGC. No proceeding by the PBGC to terminate any such Employee Pension Benefit Plan (other than any Multiemployer Plan) has been instituted or threatened.

                                       (B)  There   have   been  no   Prohibited
                              Transactions with respect to any such Employee Benefit Plan. No Fiduciary has any Liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of any such Employee Benefit Plan. No action, suit, proceeding, hearing, or investigation with respect to the administration or the investment of the assets of any such Employee Benefit Plan (other than routine claims for benefits) is pending or threatened. Neither the Company nor the Principal Shareholder has any Knowledge of any Basis for any such action, suit, proceeding, hearing, or investigation.

                                       (C)   None   of  the   Company   and  its
                              Subsidiaries has incurred, and neither of the Company or the Principal Shareholder has any reason to expect that any of the Company and its Subsidiaries will incur, any Liability to the PBGC (other than PBGC premium payments) or otherwise under Title IV of ERISA (including any withdrawal Liability) or under the Code with respect to any such Employee Benefit Plan which is an Employee Pension Benefit Plan.

                              (iii) None of the Company,  its Subsidiaries,  and
                      the other members of the Controlled Group of Corporations that includes the Company and its Subsidiaries contributes to, ever has contributed to, or ever has been required to contribute to any Multiemployer Plan or has any Liability (including withdrawal Liability) under any Multiemployer Plan.

                              (iv) None of the Company and its Subsidiaries maintains or ever has maintained or contributes, ever has contributed, or ever has been required to contribute to any Employee Welfare Benefit Plan providing medical, health, or life insurance or other welfare-type benefits for current or future retired or terminated employees, their spouses, or their dependents (other than in accordance with Code Sec. 4980B).

 . None of the Company and its Subsidiaries is a guarantor or otherwise is liable for any Liability or obligation (including indebtedness) of any other Person.

 .                     (ab)    Environment, Health, and Safety

                              (i) To the Knowledge of the Principal Shareholder,
                      each of the Company, its Subsidiaries, and their respective predecessors and Affiliates has complied with all Environmental, Health, and Safety Laws, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply. Without limiting the generality of the preceding sentence, to the Knowledge of the Principal Shareholder, each of the Company, its Subsidiaries, and their respective predecessors and Affiliates has obtained and been in compliance with all of the terms and conditions of all permits, licenses, and other authorizations which are required under, and has complied with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables which are contained in, all Environmental, Health, and Safety Laws.

                              (ii) To the Knowledge of the Principal Shareholder, none of the Company and its Subsidiaries has any Liability (and none of the Company, its Subsidiaries, and their respective predecessors and Affiliates has handled or disposed of any substance, arranged for the disposal of any substance, exposed any employee or other individual to any substance or condition, or owned or operated any property or facility in any manner that could form the Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of the Company and its Subsidiaries giving rise to any Liability) for damage to any site, location, or body of water (surface or subsurface), for any illness of or personal injury to any employee or other individual, or for any reason under any Environmental, Health, and Safety Law.

                              (iii) To the Knowledge of the Principal Shareholder, all properties and equipment used in the business of the Company, its Subsidiaries, and their respective predecessors and Affiliates have been free of asbestos, PCBs, methylene chloride, trichloroethylene, 1,2-transdichloroethylene, dioxins, dibenzofurans, and Extremely Hazardous Substances.

 . The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing.

 .            Each of the  Parties  will use his or its best  efforts to take all action and to do all things necessary in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Section 8 below).

 .            The Company will cause each of the Company and its  Subsidiaries to give any notices to third parties, and will cause each of the Company and its Subsidiaries to use its best efforts to obtain any third-party consents, that Fields may request. Each of the Parties will give any notices to, make any filings with, and use its best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies as may be required hereunder.

 .            Neither  the  Company  nor  its  Subsidiaries  will  engage  in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business. Without limiting the generality of the foregoing, neither the Company nor its Subsidiaries will (i) declare, promise, commit to, set aside, or pay any dividend or make any distribution with respect to its capital stock or redeem, purchase, or otherwise acquire any of its capital stock, (ii) acquire additional indebtedness or enter into any loans; or (iii) otherwise engage in any practice, take any action, or enter into any transaction of the sort described in Section 5(i) above.

 .            The  Company  and its  Subsidiaries  will  keep  its  business  and properties substantially intact, including its present operations, physical facilities, working conditions, and relationships with lessors, licensors, suppliers, customers, franchisees and area developers.

 .            The Company and its  Subsidiaries  will permit  representatives  of
             Fields to have full access to all premises, properties, personnel, books, records (including Tax records), contracts, and documents of or pertaining to each of the Company and its Subsidiaries.

 .            The Company and the Principal  Shareholder will give prompt written notice to Fields of any material adverse development causing a breach of any of the representations and warranties in Section 5 above. Each of the Parties will give prompt written notice to the others of any material adverse development causing a breach of any of his or its own representations and warranties in Sections 3 and 4 above. No disclosure by any of the Parties pursuant to this
             Section 6(f), however, shall be deemed to amend or supplement Annex I, Annex II, or the Disclosure Schedule or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

     . The Principal Shareholder will not, except with Fields or its Affiliates, cause or permit any of the Company and its Subsidiaries to (i) solicit, initiate, or encourage the submission of any proposal or offer from any Person relating to the acquisition of any capital stock or other voting securities, or any substantial portion of the assets of, any of the Company and its Subsidiaries (including any acquisition structured as a merger, consolidation, or share exchange) or (ii) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing. The Principal Shareholder will not vote his Company Shares in favor of any such acquisition structured as a merger, consolidation, or share exchange. The Principal Shareholder will notify Fields immediately if any Person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing.

 . For so long as this Agreement and the Related Transaction Documents remain in force, the Company and the Principal Shareholder shall take such further actions as Fields deems necessary or desirable to carry out the purposes of this Agreement.

 .            8.       Conditions to Obligation to Close

 .            The  obligation  of Fields to  consummate  the  transactions  to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

                              (i) the  representations  and warranties set forth
                      in Section 3 and Section 5 above shall be true and correct in all material respects at and as of the Closing Date;

                              (ii) the  Principal  Shareholder  and the  Company
                      shall have performed and complied with all of its their covenants hereunder in all material respects through the Closing;

                              (iii) the Company and its Subsidiaries  shall have
                      procured  all of the  third-party  consents  specified  in
                      Section 6(b) above;

                              (iv)  there  shall have been no  material  adverse
changes in the Company and its Subsidiaries;

                              (v) Fields shall have  concluded its due diligence
                      review of the Company and its Subsidiaries to Fields' sole satisfaction;

                              (vi) no  action,  suit,  or  proceeding  shall  be
                      pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would

                    (A)  prevent   consummation  of  any  of  the   transactions
                         contemplated by this Agreement;

                    (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation;

                    (C) affect adversely the right of Fields to own the Company Shares and to control the Company and its Subsidiaries; or

                    (D) affect adversely the right of any of the Company and its Subsidiaries to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

                              (vii) the  Company and the  principal  Shareholder
                      shall have delivered to Fields a certificate to the effect that each of the conditions specified above in Section 8(a)(i), (ii), (iii), (iv) and (vi) is satisfied in all respects;

                              (viii) Fields shall have received from counsel to the Company and from counsel to the Principal Shareholder written opinions addressed to Fields, dated as of the Closing Date and in form and substance acceptable to Fields and its counsel;

                              (ix) the Related Transaction  Documents shall have
                      been executed by each of the parties thereto, and each of the Related Transactions shall have been closed or each of the conditions for the closing of the Related Transactions concurrently with the Closing of the transaction contemplated by this Agreement shall have been satisfied or waived to Fields' satisfaction;

                              (x)  the  Company  shall  have  delivered  a share
certificate to Fields evidencing the Shares;

                              (xi) following the Closing of the transaction described herein and the Related Transactions, Fields shall own fifty-six (56%) of the outstanding Company Shares on a fully diluted basis, and there shall be no other shareholders of the Company except the Principal Shareholder;

                              (xii) all  actions to be taken by the  Company and
                      the Principal Shareholder in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be satisfactory in form and substance to Fields.

Fields may waive any condition specified in this Section 8(a) if it executes a writing so stating at or prior to the Closing.

 .            The  obligation  of the Company and the  Principal  Shareholder  to
             consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions:

                              (i) the  representations  and warranties set forth
                      in Section 4 above shall be true and correct in all material respects at and as of the Closing Date;

                              (ii) Fields shall have performed and complied with
                      all of its covenants hereunder in all material respects through the Closing;

                              (iii) no  action,  suit,  or  proceeding  shall be
                      pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction for before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

                              (iv) Fields  shall have  delivered  to the Company
                      and the Principal Shareholder a certificate to the effect that each of the conditions specified above in Section 8(b) is satisfied in all respects;

                              (v) the Related Transactions Documents,  including
                      a developer agreement between the Company and the Principal Shareholder whereby the Principal Shareholder receives the area development rights for Vermont, New Hampshire, Massachusetts, Maine and the Greater Dallas/Ft. Worth, Texas area shall have been executed by all of the parties thereto, and each of the Related Transactions shall have occurred or each of the conditions for the closing of the Related Transactions concurrently with the closing of the transactions contemplated by this Agreement shall have been satisfied or waived to the Company and Principal Shareholder's satisfaction;

                              (vi) Fields shall be prepared to deliver the Purchase proceeds upon compliance with the matters set forth in Section 8(a); and

                              (vii) all actions to be taken by Fields in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Company.

The Company and the Principal Shareholder may waive any condition specified in this Section 8(b) if they execute a writing so stating at or prior to the Closing.

 .            9.       Remedies for Breaches of This Agreement

 .                     (a)     Survival of Representations and Warranties

             All of the representations and warranties of the Parties contained in this Agreement shall survive the Closing hereunder (even if the damaged Party knew or had reason to know of any misrepresentation or breach of warranty at the time of Closing) and continue in full force and effect

                              (i) forever after the Closing Date (subject to any
                      applicable statutes of limitations) with respect to the representations and warranties set forth in Sections 5(k),
                      (1), (r) and (z), and,

                              (ii)  otherwise  for a period of one (1) year from
the Closing Date.

 .                     (b)     Indemnification Provisions for Benefit of Fields

                              (i) In the  event  the  Company  or the  Principal
                      Shareholder breaches any of the representations, warranties, and covenants contained in Sections 5 and 6 above, provided that Fields makes a written claim for indemnification against the Principal Shareholder pursuant to this Section 9, then the Principal Shareholder agrees to indemnify Fields from and against the entirety of any Adverse Consequences Fields may suffer through and after the date of the claim for indemnification (including any Adverse Consequences Fields may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach.

                              (ii) In the event the Principal Shareholder breaches any of his representations and warranties in
                      Section 3 above or any of his covenants in Section 6 above, provided that Fields makes a written claim for indemnification against the Principal Shareholder pursuant to this Section 9, then the Principal Shareholder agrees to indemnify Fields from and against the entirety of any Adverse Consequences Fields may suffer through and after the date of the claim for indemnification (including any Adverse Consequences Fields may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach.

                              (iii) Provided that Fields makes a written claim for indemnification against the Principal Shareholder, the Principal Shareholder agrees to indemnify Fields from and against the entirety of any Adverse Consequences Fields may suffer resulting from, arising out of, relating to, in the nature of, or caused by:

                                       (A) any  Liability  of any of the Company
                              and its Subsidiaries for unpaid Taxes, including the unpaid Taxes of any Person under Treas. Reg.
                              Section 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise; or

                                       (B) any violation prior to the Closing by
                              any of the Company, its Subsidiaries and its past or present officers, directors, employees, agents and representatives (including the Principal Shareholder) of any state or federal securities laws or regulations;

                                       (C) the failure of any of the Company and
                              its Subsidiaries to have qualified to transact business in any jurisdiction;

                                       (D) any breach,  prior to the Closing, by
                              any of the Company and the Subsidiaries of any of the Franchise Agreements;

                                       (E) any violation,  prior to the Closing,
                              by any of the Company, its Subsidiaries and their respective officers, directors, employees, agents and representatives and the Principal Shareholder, of any state or federal franchise laws or regulations; or

                                       (F) any  violation by any of the Company,
                              its Subsidiaries and the Principal Shareholders of ERISA or any regulation adopted pursuant thereto.

                      The Principal Shareholder's obligation to indemnify Fields pursuant to this Section 9(b)(iii) shall not in any way depend or be conditioned upon any inaccuracy, the incompleteness or the breach by the Company or the Principal Shareholder, of any representation, warranty or covenant in this Agreement (or in any of the Related Transactions Documents), and shall not be barred, impaired, limited or adverseley affected by any investigation at any time made by or on behalf of, or any disclosure made at any time to, Fields.

 .                     (c)     Matters Involving Third Parties

                              (i) If any third  party  shall  notify  any Fields
                      with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against the Principal Shareholder under this Section 9, then Fields shall promptly notify the Principal Shareholder thereof in writing; provided, however, that no delay on the part of Fields in notifying the Principal Shareholder shall relieve the Principal Shareholder from any obligation hereunder unless (and then solely to the extent) the Principal Shareholder thereby is prejudiced.

                              (ii) The Principal Shareholder will have the right
                      to defend Fields against the Third Party Claim with counsel of its choice satisfactory to the Fields so long as

                                       (A) the  Principal  Shareholder  notifies
                              Fields in writing within 15 days after Fields has given notice of the Third Party Claim that the Principal Shareholder will indemnify Fields from and against the entirety of any Adverse Consequences Fields may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim;

                                       (B) the  Principal  Shareholder  provides
                              Fields with evidence acceptable to Fields that the Principal Shareholder will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder;

                                       (C) the Third Party Claim  involves  only
                              money damages and does not seek an injunction or other equitable relief;

                                       (D)  the  settlement  of,  or an  adverse
                              judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Fields, likely to establish a precedential custom or practice materially adverse to the continuing business interests of Fields; and

                                       (E) the  Principal  Shareholder  conducts
the defense of the Third Party Claim actively and diligently.

                              (iii) The party not  conducting the defense of the
                      Third Party Claim above may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim;

                              (iv) The party conducting the defense

                                       (A) will not  consent to the entry of any
                              judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the other party (not to be withheld unreasonably); and

                                       (B) will not  consent to the entry of any
                              judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the other party (not to be withheld unreasonably).

                    (v) In the event any of the conditions in Section 9(c)(ii) above is or becomes unsatisfied, however,

                                       (A)  Fields  may  defend   against,   and
                              consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and Fields need not consult with, or obtain any consent from, any Principal Shareholder in connection therewith);

                                       (B)  the   Principal   Shareholder   will
                              reimburse Fields promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorneys' fees and expenses); and

                                       (C) the Principal Shareholder will remain
                              responsible for any Adverse Consequences Fields may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Section 8.

 .            The indemnity  payment to Fields by the Principal  Shareholder with respect to any claim indemnifified under Sections 9(b)(i) or (ii), but not with respect to any Third Party Claim under Section 9(c) hereof, shall be limited to:

                              (i) any  loss  or  reduction,  arising  from or by
                      reason of such claim, of amounts the Company paid, distributed, or that would have otherwise been available for the Company's payment or distribution to Fields by reason of its status as a shareholder of the Company, or otherwise, which loss or reduction arises from or by reason of a claim for which the Principal Shareholder is obligated to indemnify Fields pursuant to this Agreement; and

                              (ii) all professional fees (including without limitation attorney's fees) and costs, and out of pocket expenses reasonably incurred by Fields in connection with such claims; and

                              (iii) additional  amounts  necessary to compensate
                      the Fields for the time cost of money (using the Applicable Rate as the discount rate) in determining the amount of the indemnity payment pursuant to this Section 9(d).

 .            The foregoing  indemnification  provisions  are in addition to, and not in derogation of, any statutory, equitable, or common law remedy Fields may have for breach of representation, warranty, or covenant. The Company and the Principal Shareholder hereby agree that he or it will not make any claim for indemnification against any of the Company and its Subsidiaries by reason of the fact that he or it was a director, officer, employee, or agent of any such entity or was serving at the request of any such entity as a partner, trustee, director, officer, employee, or agent of another entity (whether such claim is for judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses, or otherwise and whether such claim is pursuant to any statute, charter document, bylaw, agreement, or otherwise) with respect to any action, suit, proceeding, complaint, claim, or demand brought by Fields against the Company or the Principal Shareholder (whether such action, suit, proceeding, complaint, claim, or demand is pursuant to this Agreement, applicable law, or otherwise). For purposes of determining the amount of the indemnity payment due from the Principal Shareholder, the term "Fields" in Section 9(d) above shall include Mrs. Fields' Original Cookies, Inc., a Fields' affiliate ("MFOC"), which entered into that certain Management
             Agreement  of  even  date  with  the   Company,   for  purposes  of
             determining any such payable by the Principal Shareholder under this Agreement.

 .            In the event of any  claim by  Fields  under  this  Section  9, the
             Fields shall be entitled to exercise rights of offset against any amounts due the Principal Shareholder from the Company in the form of a bonus payable to him in connection with his employment by the Company, or as a dividend by reason of his status as a shareholder of the Company.

 .            No exercise  of the rights of offset  under  Section  9(f) shall be permitted with respect to claims made under this Section 9 unless and until the Adverse Consequences (determined in accordance with
             Section 9 (d) above) suffered by Fields, in the aggregate for claims asserted under this Section 9, exceeds $100,000; but once such amount is exceeded, Fields may recover the initial $100,000 together with amounts in excess of $100,000.

 .            10.      Termination

 .  Certain of the Parties may terminate this Agreement as provided below:

                              (i) Fields,  the  Principal  Shareholder,  and the
                      Company may terminate this Agreement by mutual written consent at any time prior to the Closing;

                              (ii) Fields may terminate this Agreement by giving
                      written notice to the Company and the Principal Shareholder on or before the Closing if Fields is not satisfied with the results of its continuing business, legal, and accounting due diligence regarding the Company and its Subsidiaries;

                              (iii) Fields may terminate this Agreement by giving written notice to the Company and the Principal Shareholder any time prior to the Closing (A) in the event any of the Company or the Principal Shareholder has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, Fields has notified the Company of the breach, and the breach has continued without cure for a period of seven (7) business days after the notice of breach; or (B) if the Closing shall not have occurred on or before October 1, 1997, by reason of the failure of any condition precedent under Section 8(a) hereof (unless the failure results primarily from Fields itself breaching any representation, warranty, or covenant contained in this Agreement); and

                              (iv) the Company may terminate  this  Agreement by
                      giving written notice to Fields and the Principal Shareholder at any time prior to the Closing (A) in the event Fields has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, any of the Company or the Principal Shareholder has notified Fields of the breach, and the breach has continued without cure for a period of seven
                      (7) business days after the notice of breach or (B) if the Closing shall not have occurred on or before October 1, 1997 by reason of the failure of any condition precedent under Section 8(b) hereof (unless the failure results primarily from any of the Company or the Principal Shareholder themselves breaching any representation, warranty, or covenant contained in this Agreement).

 .            If any Party  terminates  this Agreement  pursuant to Section 10(a)
             above, all rights and obligations of the Parties under this Agreement and under the Related Transactions Documents shall terminate without any Liability of any Party to any other Party (except for any Liability of any Party then in breach).

 .            11.      Miscellaneous

 .            The  representations  and  warranties  of  each  of  the  Principal
             Shareholder and the Company in Section 3 and Section 5 above concerning the transaction are several obligations. This means that each will be solely responsible to the extent provided in Section 9 above for any Adverse Consequences Fields may suffer as a result of any breach thereof.

 .            None of the  Parties  shall  issue  any press  release  or make any
             public  announcement   relating  to  the  subject  matter  of  this
             Agreement prior to the Closing without the prior written approval of Fields and the Company provided, however, that any of the Parties may make any public disclosure it believes in good faith is required by applicable law (in which case the disclosing Party will use its best efforts to advise the other Parties prior to making the disclosure).

 .            This  Agreement  shall not confer any rights or  remedies  upon any
             Person other than the Parties and their respective successors and permitted assigns.

 .            This  Agreement   (including  the  documents  referred  to  herein)
             together with the Related Transaction Documents constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

 .            This  Agreement  shall be binding  upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. None of the Parties may assign either this Agreement or any of his or its rights, interests, or obligations hereunder without the prior written approval of Fields and the Company; provided, however, that Fields may (i) assign any or all of its rights and interests hereunder to one or more of its Affiliates and (ii) designate one or more of its Affiliates to perform its obligations hereunder (in any or all of which cases Fields nonetheless shall remain responsible for the performance of all of its obligations hereunder).

 .            This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

 .            The section  headings  contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

 .            All notices,  requests,  demands,  claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

         If to the Company:   Pretzel Time, Inc.
                                       ATTN:  Martin E. Lisiewski, President
                                       4800 Linglestown Road, Suite 202
                                       Harrisburg, PA  17112

         With a copy to:               Timothy T. Mitchell
                                       4422 Ridgeside Drive
                                       Dallas, Texas  75244

         If to the Principal
         Shareholder:         Martin Lisiewski
                                       6605 Dorset Way
                                       Harrisburg, PA  17111

         With a copy to:               Mette, Evans & Woodside
                                       ATTN: Elyse E. Rogers
                                       3401 North Front Street
                                       Harrisburg, PA  17110

         If to Fields:                 Mrs. Fields' Holding Company, Inc.
                                       ATTN:  Larry A. Hodges, President
                                       462 West Bearcat Drive
                                       Salt Lake City, UT 84115

         With a copy to:               Jones, Waldo, Holbrook
                                       & McDonough
                                       ATTN:  Glen D. Watkins
                                       1500 First Interstate Plaza
                                       170 So. Main Street
                                       Salt Lake City, UT  84145

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

 .        This  Agreement  shall be governed by and construed in accordance  with the domestic laws of the State of Utah without giving effect to any choice or conflict of law provision or rule (whether of the State of Utah or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Utah.

 .        No amendment of any provision of this  Agreement  shall be valid unless the same shall be in writing and signed by Fields and the Company. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

 .        Any  term  or   provision  of  this   Agreement   that  is  invalid  or
         unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

 .        Each of the Parties, the Company, and its Subsidiaries will bear his or its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby. The Principal Shareholder agrees that none of the Company and
         its   Subsidiaries  has  borne  or  will  bear  any  of  the  Principal
         Shareholder's costs and expenses (including any of his legal fees and expenses) in connection with this Agreement or any of the transactions contemplated hereby.

 .        The Parties have  participated  jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained
         herein  in  any   respect,   the  fact  that   there   exists   another
         representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant.

 . The Exhibits, Annexes, and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

 .        Each of the  Parties  acknowledges  and agrees  that the other  Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter (subject to the provisions set forth in Section 11(p)(d) below), in addition to any other remedy to which they may be entitled, at law or in equity.

 .        Each of the Parties submits to the jurisdiction of any state or federal court sitting in Salt Lake City, Utah, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each Party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto. Each Party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity.

 .        All  disputes  hereunder  shall be resolved by binding  arbitration  in accordance  with the  terms of this  arbitration  clause.  Arbitrations
         conducted   pursuant  to  this   Agreement,   including   selection  of
         arbitrators,   shall  be  administered  by  the  American   Arbitration
         Association   (the   "Administrator")   pursuant   to  the   Commercial
         Arbitration rules of the Administrator. Judgment upon any award rendered hereunder may be entered in any court having jurisdiction. Any party who fails to submit to binding arbitration following a lawful demand by the opposing party shall bear all costs and expenses, including reasonable attorney's fees, incurred by the opposing party in compelling arbitration of any dispute hereunder.




                                    [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

                                      FIELDS: Mrs. Fields' Holding Company, Inc.



                                                    By:/s/Larry A. Hodges
                                                      Larry A. Hodges, President



                                                     COMPANY: Pretzel Time, Inc.



                                               By:/s/Martin E. Lisiewski
                                                  Martin E. Lisiewski, President



                                             PRINCIPAL
                                             SHAREHOLDER:


                                            by:/s/Martin E. Lisiewski
                                               Martin E. Lisiewski, individually

                                    EXHIBIT A

                       RELATED TRANSACTIONS DOCUMENT LIST

                         RELATED TRANSACTIONS DOCUMENTS

1. Stock Purchase Agreement Between Fields and Nonprincipal Shareholders

2. Stock Purchase Agreement Between Fields and the Principal Shareholder (Exhibit A to the Shareholders' Agreement Among Fields, the Company and the
        Principal Shareholder)

3. Employment Agreement Between the Company and Principal Shareholder

4. Management Agreement Between Mrs. Fields' Original Cookies, Inc. and Company

5. Promissory Note from Principal Shareholder to Fields

6. Shareholders' Agreement Among Fields, the Company and Principal Shareholder

7. Franchise Agreement and Area Developer Agreement (and installment payment and security agreements), Between Pretzel Time, Inc. and New England Concepts, Inc.

8.  Letter  Agreement  from  MFDC  re  franchise   relationship  with  Principal
Shareholders

9. Exchange Agreement

10. Amended and Restated Bylaws and Consent

11. Settlement Agreement and Release Between Pretzel Time, Inc. and John Schaible et al, and Stock Certificates (endorsed in blank, or delivered with an executed Stock Power, evidencing 5 shares of PTI stock issued to John Schaible).

                                     ANNEX I

       Exceptions to Company's and Principal Shareholder's Representations
                      and Warranties Concerning Transaction

                                    ANNEX II

              Exceptions to Fields' Representations and Warranties
                             Concerning Transaction

                                  SCHEDULE 2(a)

              List of Company Obligations to be Retired at Closing

                                  SCHEDULE 5(a)

               Officers and Directors of Company and Subsidiaries

                                  SCHEDULE 5(b)

                            Capitalization of Company

                                  SCHEDULE 5(g)


                     Subsidiaries and Subsidiary Information

                               SCHEDULE 5(l)(iii)


                      Federal, State and Local Tax Returns

                                SCHEDULE 5(l)(vi)

         Basis of Company and Subsidiary in Assets; Stockholder's Basis;
                 Net Operating Loss, etc.; Deferred Gain or Loss

                                SCHEDULE 5(m)(i)


                       Real Property Owned by the Company

                                SCHEDULE 5(m)(ii)

                Real Property Leased or Subleased by the Company,
       and/or Leased or Subleased to Third Parties, including Franchisees and Area Developers

                               SCHEDULE 5(n)(iii)

            Intellectual Property of the Company and Licenses Thereof

                                SCHEDULE 5(n)(iv)

                Intellectual Property used by Company pursuant to
                  License, Sublicense, Agreement or Permission

                                  SCHEDULE 5(p)

                          List of Company-Owned Stores

                                  SCHEDULE 5(q)

            Contracts and Agreements to which the Company is a Party

                                  SCHEDULE 5(u)

                          Insurance Policies of Company

                                  SCHEDULE 5(v)

          Outstanding Judgments, Liens, Judicial Orders and Litigation

                                  SCHEDULE 5(w)

                                Product Warranty

                                  SCHEDULE 5(z)

                             Employee Benefit Plans